LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP BlackRock Advantage Allocation Fund Supplement Dated December 30, 2020 to the Summary Prospectus dated May 1, 2020

This Supplement updates certain information in the Summary Prospectus for the LVIP BlackRock Advantage Allocation Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the following replaces the information related to BlackRock Investment Management, LLC (“BlackRock”) under Portfolio Managers on page 5 of the Summary Prospectus:

BlackRock Portfolio Managers	Company Title	Experience with Fund
Raffaele Savi	Managing Director	Since May 2017
Kevin Franklin	Managing Director	Since May 2017
Scott Radell, CFA	Managing Director	Since May 2017
Jasmita Mohan	Director	Since December 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE